                                                                 Exhibit 4.11





                     -----------------------------------------
                     -----------------------------------------




                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST




                      INTERNATIONAL PAPER CAPITAL TRUST III

                         Dated as of September 24, 1998




                     -----------------------------------------
                     -----------------------------------------

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I
         INTERPRETATION AND DEFINITIONS..................................................................2
         SECTION 1.1       Definitions...................................................................2

ARTICLE II
         TRUST INDENTURE ACT............................................................................10
         SECTION 2.1  Trust Indenture Act; Application..................................................10
         SECTION 2.2  Lists of Holders of Securities....................................................10
         SECTION 2.3  Reports by the Property Trustee...................................................11
         SECTION 2.4  Periodic Reports to Property Trustee..............................................11
         SECTION 2.5  Evidence of Compliance with Conditions
                       Precedent........................................................................11
         SECTION 2.6  Events of Default; Waiver.........................................................11
         SECTION 2.7  Event of Default; Notice..........................................................13

ARTICLE III
         ORGANIZATION...................................................................................14
         SECTION 3.1  Name..............................................................................14
         SECTION 3.2  Office............................................................................14
         SECTION 3.3  Purpose...........................................................................14
         SECTION 3.4  Authority.........................................................................15
         SECTION 3.5  Title to Property of the Trust....................................................15
         SECTION 3.6  Powers and Duties of the Regular Trustees
                   .....................................................................................15
         SECTION 3.7  Prohibition of Actions by the Trust and
                          the Trustees..................................................................19
         SECTION 3.8  Powers and Duties of the Property
                              Trustee...................................................................20
         SECTION 3.9  Certain Duties and Responsibilities of
                          the Property Trustee..........................................................22
         SECTION 3.10 Certain Rights of Property Trustee................................................24
         SECTION 3.11 Delaware Trustee..................................................................27
         SECTION 3.12 Execution of Documents............................................................27
         SECTION 3.13 Not Responsible for Recitals or Issuance
                          of Securities.................................................................28
         SECTION 3.14 Duration of Trust.................................................................28
         SECTION 3.15 Mergers...........................................................................28

ARTICLE IV
         SPONSOR........................................................................................30
         SECTION 4.1  Sponsor's Purchase of Common Securities
                   .....................................................................................30
         SECTION 4.2  Responsibilities of the Sponsor...................................................31

ARTICLE V
         TRUSTEES.......................................................................................31
         SECTION 5.1  Number of Trustees................................................................31
         SECTION 5.2  Delaware Trustee..................................................................32
         SECTION 5.3  Property Trustee; Eligibility.....................................................32


         SECTION 5.4  Qualifications of Regular Trustees and
                      Delaware Trustee Generally........................................................33
         SECTION 5.5  Initial Trustees..................................................................33
         SECTION 5.6  Appointment, Removal and Resignation of
                          Trustees......................................................................34
         SECTION 5.7  Vacancies among Trustees..........................................................36
         SECTION 5.8  Effect of Vacancies...............................................................36
         SECTION 5.9  Meetings..........................................................................36
         SECTION 5.10 Delegation of Power...............................................................37

ARTICLE VI
         DISTRIBUTIONS..................................................................................37
         SECTION 6.1  Distributions.....................................................................37

ARTICLE VII
         ISSUANCE OF SECURITIES.........................................................................38
         SECTION 7.1  General Provisions Regarding Securities
                   .....................................................................................38
         SECTION 7.2  Execution and Authentication......................................................39
         SECTION 7.3  [RESERVED]........................................................................39
         SECTION 7.4  Registrar, Paying Agent and Conversion
                  Agent.................................................................................40
         SECTION 7.5  Paying Agent to Hold Money in Trust...............................................40
         SECTION 7.6  [RESERVED]........................................................................41
         SECTION 7.7  [RESERVED]........................................................................41
         SECTION 7.8  Outstanding Capital Securities....................................................41
         SECTION 7.9  Capital Securities in Treasury....................................................41
         SECTION 7.10 [RESERVED]........................................................................41
         SECTION 7.11 Cancellation......................................................................42

ARTICLE VIII
         TERMINATION OF TRUST...........................................................................42
         SECTION 8.1  Termination of Trust..............................................................42

ARTICLE IX
         TRANSFER ......................................................................................43
         SECTION 9.1  General...........................................................................43
         SECTION 9.2  Transfer of Certificates..........................................................44
         SECTION 9.3  Deemed Security Holders...........................................................45
         SECTION 9.4  Book Entry Interests..............................................................45
         SECTION 9.5  Notices to Clearing Agency........................................................46
         SECTION 9.6  Appointment of Successor Clearing Agency
                   .....................................................................................46
         SECTION 9.7  Definitive Capital Security Certificates
                   .....................................................................................47
         SECTION 9.8       Mutilated, Destroyed, Lost or Stolen
                           Certificates.................................................................48

ARTICLE X
         LIMITATION OF LIABILITY OF
         HOLDERS OF SECURITIES, TRUSTEES OR OTHERS......................................................48
         SECTION 10.1  Liability........................................................................48
         SECTION 10.2  Exculpation......................................................................49


         SECTION 10.3  Fiduciary Duty...................................................................50
         SECTION 10.4  Indemnification..................................................................51
         SECTION 10.5  Outside Businesses...............................................................52

ARTICLE XI
         ACCOUNTING.....................................................................................52
         SECTION 11.1  Fiscal Year......................................................................52
         SECTION 11.2  Certain Accounting Matters.......................................................52
         SECTION 11.3  Banking..........................................................................53
         SECTION 11.4  Withholding......................................................................54

ARTICLE XII
         AMENDMENTS AND MEETINGS........................................................................54
         SECTION 12.1  Amendments.......................................................................54
         SECTION 12.2  Meetings of the Holders of Securities;
                        Action by Written Consent.......................................................56

ARTICLE XIII
         REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE
         TRUSTEE........................................................................................59
         SECTION 13.1  Representations and Warranties of
                    Property Trustee....................................................................59
         SECTION 13.2  Representations and Warranties of
                           Delaware Trustee.............................................................60

ARTICLE XIV
         [RESERVED]
          ..............................................................................................61

ARTICLE XV
         MISCELLANEOUS..................................................................................61
         SECTION 15.1  Notices..........................................................................61
         SECTION 15.2  Governing Law....................................................................62
         SECTION 15.3  Intention of the Parties.........................................................62
          SECTION 15.4  Headings........................................................................63
         SECTION 15.5  Successors and Assigns...........................................................63
         SECTION 15.6  Partial Enforceability...........................................................63
         SECTION 15.7  Counterparts.....................................................................63

                                      ANNEX

ANNEX I - Terms of Securities............................................................................I


                                              EXHIBITS

FORM OF CAPITAL SECURITY..........................................................................A-1
FORM OF COMMON SECURITIES..........................................................................A-2
SPECIMEN OF DEBENTURE...............................................................................B
UNDERWRITING AGREEMENT..............................................................................C


                                       CROSS-REFERENCE TABLE*


   Section of
Trust Indenture Act                                                           Section of
of 1939, as amended                                                           Declaration
-------------------                                                           -----------
310........................................................................     2.1(c)
310(a).....................................................................     Inapplicable
310(b).....................................................................     5.3(c),(d)
311(a).....................................................................     2.2(b)
311(b).....................................................................     2.2(b)
311(c).....................................................................     Inapplicable
312(a).....................................................................     Inapplicable
312(b).....................................................................     2.2(b)
313........................................................................     2.3
314........................................................................     2.4
314(a).....................................................................     3.6(j)
314(b).....................................................................     Inapplicable
314(c).....................................................................     2.5
314(d).....................................................................     Inapplicable
314(f).....................................................................     Inapplicable
315(a).....................................................................     Inapplicable
315(c).....................................................................     Inapplicable
315(d).....................................................................     Inapplicable
316(a).....................................................................     Inapplicable
316(c).....................................................................     3.6(e)
317........................................................................     2.1(c)
317(b).....................................................................     3.8(h)


----------
* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                      INTERNATIONAL PAPER CAPITAL TRUST III

                               September 24, 1998

                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of September 24, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), International Paper Company, a New York corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of August 28, 1998, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on August 28, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued;

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.

                  Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Agent" means any Registrar, Paying Agent,
Conversion Agent or co-registrar.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

                  "Business Day" means a day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

                  "Capital Securities Guarantee" means the guarantee agreement to be dated as of September 24, 1998, of the Sponsor in respect of the Capital Securities.

                  "Capital Securities" has the meaning specified in
Section 7.1(a).

                  "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Certificate" means a certificate in global or definitive form representing a Common Security or a Capital Security.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

                  "Closing Date" means September 24, 1998.

                  "Code" means the Internal Revenue Code of 1986 as amended.

                  "Commission" means the Securities and Exchange
Commission.

                  "Common Securities" has the meaning set forth in
Section 7.1(a).

                  "Common Securities Guarantee" means the guarantee agreement to be dated as of September 24, 1998, of the Sponsor in respect of the Common Securities.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and
(b) any Holder of Securities.

                  "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

                  "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being Exhibit B.

                  "Debenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Definitive Capital Securities" means the Capital Securities in definitive form issued by the Trust.

                  "Definitive Capital Security Certificate" has the meaning set forth in Section 9.4.

                  "Delaware Trustee" has the meaning set forth in
Section 5.2.

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                  "Depositary" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Global Certificate" has the meaning set forth in
Section 9.4.

                  "Holder" means a Person in whose name a
Certificate representing a Security is registered, such

Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

                  "Indenture" means the Subordinated Debt Indenture dated as of September 15, 1998, as supplemented by the First Supplemental Indenture, dated as of September 24, 1998, between the Debenture Issuer and The Bank of New York, as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the U.S. Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Legal Action" has the meaning set forth in
Section 3.6(g).

                  "Liquidation Amount" means the stated amount of $25 per Security.

                  "Majority in Liquidation Amount of the Securities" means, except as provided in the terms of the Capital Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

                  (b) a brief statement of the nature and scope of the
                      examination or investigation undertaken by each officer in rendering the Certificate;

                  (c) a statement that each such officer has made such
                      examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges or securities deposited with the Clearing Agency.

                  "Paying Agent" has the meaning specified in
Section 3.8(h).

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

                  "Property Trustee Account" has the meaning set forth in Section 3.8(c).

                  "Prospectus Supplement", as used in Annex I hereto, means the prospectus supplement, dated as of September 17, 1998, relating to the issuance and sale by the Trust of Capital Securities.

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                  "Register" has the meaning set forth in Section
7.4.

                  "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Securities" means the Common Securities and the Capital Securities.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to the Global Capital Security and any other Capital Security in global form.

                  "66-2/3% in Liquidation Amount of the Securities" means, except as provided in the terms of the Capital

Securities and by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of Capital Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Sponsor" means International Paper Company, a New York corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" has the meaning set forth in Section 5.6(c).

                  "Successor Property Trustee" has the meaning set forth in Section 5.6(b).

                  "Super Majority" has the meaning set forth in
Section 2.6(a)(ii).

                  "Tax Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Capital Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Sponsor on the Debentures is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Sponsor, in whole or in part, for United States Federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the delivery of such Opinion of

Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "10% in Liquidation Amount of the Securities" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Indenture Act" means the U.S. Trust
Indenture Act of 1939, as amended.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Underwriters" has the meaning specified in the Underwriting Agreement.;

                  "Underwriting Agreement" means the Underwriting Agreement, dated as of September 17, 1998, among the Trust, the Sponsor and the Underwriters, as the same may be amended from time to time.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2       Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any

List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3       Reports by the Property Trustee.

                  Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Capital Securities such reports, if any, as are required by Section 313 of the Trust Indenture Act in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4       Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) as required by Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5       Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6       Events of Default; Waiver.

                  (a) The Holders of a Majority in Liquidation Amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                        (i) is not waivable under the Indenture, the Event of
              Default under the Declaration shall also not be waivable; or

                        (ii) requires the consent or vote of greater than a
              majority in principal amount the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in Liquidation Amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                        (i) is not waivable under the Indenture, except where
              the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                        (ii) requires the consent or vote of a Super Majority to
              be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in Liquidation Amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

SECTION 2.7       Event of Default; Notice.

                  (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                        (i) a default under Sections 5.1(1) and 5.1(2) of the
              Indenture; or

                        (ii) any default as to which the Property Trustee shall
              have received written notice.


                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1       Name.

                  The Trust is named "International Paper Capital Trust III," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2       Office.

                  The address of the principal office of the Trust is c/o International Paper Company, Two Manhattanville Road, Purchase, New York 10577,
Attention: James W. Guedry. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3       Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

SECTION 3.4       Authority.

                  Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5       Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6        Powers and Duties of the Regular Trustees.

                  The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Capital Securities and Common
Securities on the Closing Date;

                  (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                        (i) execute and file with the Commission, at such time
              as determined by the Sponsor, a registration statement filed on Form S-3 prepared by the Sponsor, including any amendments thereto in relation to the Capital Securities;

                        (ii) execute and file any documents prepared by the
              Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                        (iii) execute and file an application, prepared by or on
              behalf of the Sponsor, at such time as determined by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Capital Securities;

                        (iv) to execute and deliver letters, documents, or
              instruments with The Depository Trust Company relating the Capital Securities;

                        (v) execute and file with the Commission, at such time
              as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Capital Securities under
              Section 12(b) of the Exchange Act; and

                        (vi) execute and enter into the Underwriting Agreement
              and other related agreements providing for the sale of the Capital Securities;

                  (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders or Common Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

                  (k)     to incur expenses that are necessary or
incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                  (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of interest on the Debentures by extending the interest payment period under the Indenture or (ii) to extend or advance the scheduled maturity date on the Debentures;

                  (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                        (i) causing the Trust not to be deemed to be an
              Investment Company required to be registered under the Investment Company Act;

                        (ii) causing the Trust to be classified for United
              States Federal income tax purposes as a grantor trust; and

                        (iii) cooperating with the Debenture Issuer to ensure
              that the Debentures will be treated as indebtedness of the Debenture Issuer for United States Federal income tax purposes,

provided that such action does not adversely affect the interests of Holders;
and

                  (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                  The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                        (i) invest any proceeds received by the Trust from
              holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                        (ii) acquire any assets other than as expressly provided
              herein;

                        (iii) possess Trust property for other than a Trust
              purpose;

                        (iv) make any loans or incur any indebtedness other than
              loans represented by the Debentures;

                        (v) possess any power or otherwise act in such a way as
              to vary the Trust assets or the terms of the Securities in any way whatsoever;

                        (vi) issue any securities or other evidences of
              beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                        (vii) (A) direct the time, method and place of
              exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States Federal income tax purposes the Trust will not be classified as a grantor trust or partnership.

SECTION 3.8       Powers and Duties of the Property Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c) The Property Trustee shall:

                        (i) establish and maintain a segregated non-interest
              bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property

              Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

                        (ii) engage in such ministerial activities as so
              directed and as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                        (iii) upon notice of distribution issued by the Regular
              Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

                  (f) The Property Trustee shall not resign as a Trustee unless either:

                        (i) the Trust has been completely liquidated and the
              proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                        (ii) a Successor Property Trustee has been appointed and
              has accepted that appointment in accordance with Section 5.6.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                  (h) The Property Trustee will act as Paying Agent and Registrar in New York (the "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

                  The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9       Certain Duties and Responsibilities of the Property
                  Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) prior to the occurrence of an Event of Default and
              after the curing or waiving of all such Events of Default that may have occurred:

                             (A) the duties and obligations of the Property
                   Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                             (B) in the absence of bad faith on the part of the
                   Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                        (ii) the Property Trustee shall not be liable for any
              error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                        (iii) the Property Trustee shall not be liable with
              respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                        (iv) no provision of this Declaration shall require the
              Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

                        (v) the Property Trustee's sole duty with respect to the
              custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                        (vi) the Property Trustee shall have no duty or
              liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                        (vii) the Property Trustee shall not be liable for any
              interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                        (viii) the Property Trustee shall not be responsible for
              monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10      Certain Rights of Property Trustee.

                  (a) Subject to the provisions of Section 3.9:

                        (i) the Property Trustee may rely and shall be fully
              protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                        (ii) any direction or act of the Sponsor or the Regular
              Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                        (iii) whenever in the administration of this
              Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                        (iv) the Property Trustee shall have no duty to see to
              any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                        (v) the Property Trustee may consult with counsel or
              other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                        (vi) the Property Trustee shall be under no obligation
              to exercise any of the rights or powers
              vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                        (vii) the Property Trustee shall not be bound to make
              any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                        (viii) the Property Trustee may execute any of the
              trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                        (ix) any action taken by the Property Trustee or its
              agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                        (x) whenever in the administration of this Declaration
              the Property Trustee shall deem it
              desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                        (xi) except as otherwise expressly provided by this
              Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.


                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11      Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

SECTION 3.12      Execution of Documents.

                  Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business

Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.

SECTION 3.13      Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14      Duration of Trust.

                  The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall exist until August 28, 2047.

SECTION 3.15      Mergers.

                  (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or person, except as described in Section 3.15(b) and (c).

                  (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State or the District of Columbia; provided that:

                        (i) if the Trust is not the surviving entity, the
              successor entity (the "Successor Entity") either:

                             (A) expressly assumes all of the obligations of the
                   Trust under the Securities; or

                             (B) substitutes for the Securities other securities
                   having substantially the same terms as the Capital Securities (the "Successor Securities") as long as the Successor Securities rank, with respect to participation in the profits and distributions or in the assets of the Successor Entity at least as high as the Capital Securities rank with respect to participation in the profits and dividends or in the assets of the Trust;

                        (ii) the Debenture Issuer expressly acknowledges such
              Successor Entity as the Holder of the Debentures;

                        (iii) the Capital Securities or any Successor Securities
              are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Capital Securities are then listed or quoted;

                        (iv) such merger, consolidation, amalgamation or
              replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                        (v) such merger, consolidation, amalgamation or
              replacement does not adversely affect the powers, preferences and other special rights of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

                        (vi) such Successor Entity has a purpose substantially
              identical to that of the Trust;

                        (vii) prior to such merger, consolidation, amalgamation
              or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Property Trustee)
         to the Trust experienced in such matters to the effect that:

                             (A) the Successor Entity will be treated as a
                   grantor trust for United States Federal income tax purposes;

                             (B) following such merger, consolidation,
                   amalgamation or replacement, neither the Sponsor nor the Successor Entity will be required to register as an Investment Company; and

                             (C) such merger, consolidation, amalgamation or
                   replacement will not adversely affect the limited liability of the Holders of the Securities (including any Successor Securities); and

                        (viii) the Sponsor provides a guarantee to the Holders
              of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Capital Securities Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes.


                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1       Sponsor's Purchase of Common Securities.

                  On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an aggregate Liquidation Amount equal to 3% of the total capital of the Trust, at the same time as the Capital Securities are sold.

SECTION 4.2       Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing by the Trust with the Commission the registration statement on Form S-3, including any amendments thereto;

                  (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Capital Securities;

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

                  (e) to negotiate the terms of the Underwriting Agreement and other related agreements providing for the sale of the Capital Securities.


                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1       Number of Trustees.

                  The number of Trustees shall initially be five (5), and:


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


                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least five (5).

SECTION 5.2       Delaware Trustee.

                  If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3       Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                        (i) not be an Affiliate of the Sponsor; and

                        (ii) be a corporation organized and doing business under
              the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4       Qualifications of Regular Trustees and
                  Delaware Trustee Generally.

                  Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5       Initial Trustees.

                  The initial Regular Trustees shall be:

                       Robert C. McPhillips
                       c/o International Paper Company
                       Two Manhattanville Road
                       Purchase, New York 10577

                       Roger Becker
                       c/o International Paper Company
                       Two Manhattanville Road
                       Purchase, New York 10577

                       Virginia A. Lane
                       c/o International Paper Company
                       Two Manhattanville Road
                       Purchase, New York 10577

                  The initial Delaware Trustee shall be:

                       The Bank of New York (Delaware)
                       White Clay Center, Route 273
                       Newark, Delaware 19711
                       Attention: Corporate Trust Trustee Administration

                  The initial Property Trustee shall be:

                       The Bank of New York
                       101 Barclay Street
                       21st Floor - West
                       New York, New York 10286
                       Attention:  Corporate Trust Trustee Administration

SECTION 5.6       Appointment, Removal and Resignation of
                  Trustees.

                  (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                        (i) until the issuance of any Securities, by written
              instrument executed by the Sponsor; and

                        (ii) after the issuance of any Securities by vote of the
              Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Property Trustee (the "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

                  (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and
5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

                  (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                        (i) No such resignation of the Trustee that acts as the
              Property Trustee shall be effective:

                             (A) until a Successor Property Trustee has been
                   appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                             (B) until the assets of the Trust have been
                   completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                        (ii) no such resignation of the Trustee that acts as the
              Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

                  (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7       Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8       Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9       Meetings.

                  Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 5.10      Delegation of Power.

                  (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1       Distributions.

                  Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms (See Exhibit A-1 and Exhibit A-2 hereto).

If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)) premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding Securities.

                  (a) The Regular Trustees shall on behalf of the Trust issue one class of Capital Securities, representing undivided beneficial interests in the assets of the Trust (the "Capital Securities"), having such terms (the "Terms") as are set forth in Annex I and one class of common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I. The Trust shall have no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

                  (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.1 with respect to the Common Securities.

                  (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2       Execution and Authentication.

                  (a) The Securities shall be signed on behalf of the Trust by one Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

                  (b) One Regular Trustee shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

                  A Capital Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

                  Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto, except as provided in Section 7.7.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.3       [RESERVED].


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



SECTION 7.4       Registrar, Paying Agent and Conversion Agent.

                  In the event that the Capital Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, (i) an office or agency where Capital Securities may be presented for registration of transfer or exchange ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Trust shall notify the property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent, Registrar or co-registrar for the Common Securities.

                  The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Capital Securities.

SECTION 7.5       Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an

Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6       [RESERVED].

SECTION 7.7       [RESERVED].

SECTION 7.8       Outstanding Capital Securities.

                  The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                  If a Capital Security is replaced, paid or purchased pursuant to Section 7.7 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

                  If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

                  A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.9 Capital Securities in Treasury.

                  In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee knows are so owned shall be so disregarded.

SECTION 7.10      [RESERVED].

SECTION 7.11      Cancellation.

                  The Trust at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Capital Securities as the Trust directs. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.


                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1 Termination of Trust.

                  (a) The Trust shall terminate upon the earliest to occur of the following:

                        (i) the bankruptcy of the Holder of the Common
              Securities or the Sponsor;

                        (ii) the filing of a certificate of dissolution or its
              equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                        (iii) the entry of a decree of judicial dissolution of
              the Holder of the Common Securities, the Sponsor or the Trust;

                        (iv) all of the Securities shall have been called for
              redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;


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



                        (v) the occurrence and continuation of a Tax Event
              pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

                        (vi) the expiration of the term of the Trust on August
              28, 2047.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                                   ARTICLE IX
                              TRANSFER AND EXCHANGE

SECTION 9.1  General.

                  (a) Where Capital Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Capital Securities at the Registrar's request.

                  (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                        (i) the Trust would not be classified for United States
              Federal income tax purposes as a grantor trust; and

                        (ii) the Trust would be an Investment Company or the
              transferee would become an Investment Company.

                  (c) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Regular Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  (d) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Capital Securities during a period beginning at the opening of business 15 days before the day of any selection of Capital Securities for redemption set forth in the terms and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

SECTION 9.2       Transfer of Certificates.

                  The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees or the Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees and the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be cancelled by the Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3       Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Property Trustee, the Registrar or an co-registrar shall have actual or other notice thereof.

SECTION 9.4       Book Entry Interests.

                  Unless otherwise specified in the terms of the Capital Securities, the Capital Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Capital Security Certificates (each a "Global Certificate"), to be delivered to the Depositary, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Capital Security Beneficial Owner will receive a Definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to
Section 9.7:

                  (a) the provisions of this Section 9.4 shall be in full force and effect;

                  (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the relevant Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

                  (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
Section 9.4 shall control; and

                  (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Depositary and/or the Participants and receive and transmit payments of Distributions on the Global Certificates to such Participants. The Depositary will make book entry transfers among the Participants.

SECTION 9.5       Notices to Clearing Agency.

                  Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Depositary, and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.6       Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the

Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

SECTION 9.7       Definitive Capital Security Certificates.

                  If:

                  (a) a Clearing Agency notifies the Sponsor and the Trust that it elects to discontinue its services as securities depositary with respect to the Capital Securities or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.6; or

                  (b) the Regular Trustees elect after consultation with the Sponsor and the Trust to terminate the book entry system through the Clearing Agency with respect to the Capital Securities; or

                  (c) an Event of Default has occurred and is continuing, then:

                  (d) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and

                  (e) Upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Capital Security Certificates to be executed and authenticated in accordance with the provisions of Section 7.2 hereof and delivered to Capital Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.

SECTION 9.8       Mutilated, Destroyed, Lost or Stolen
                  Certificates.

                  If:

                  (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                  (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and, upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
9.8 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1      Liability.

                  (a) Except as expressly set forth in this Declaration, the Capital Securities Guarantee, the Common Securities Guarantee and the terms of the Securities the Sponsor shall not be:

                        (i) personally liable for the return of any portion of
              the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                        (ii) be required to pay to the Trust or to any Holder of
              Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2      Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3      Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein:

                        (i) whenever a conflict of interest exists or arises
              between an Indemnified Person and any Covered Person; or

                        (ii) whenever this Declaration or any other agreement
              contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities,

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

                        (i) in its "discretion" or under a grant of similar
              authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                        (ii) in its "good faith" or under another express
              standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4      Indemnification.

                  (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

SECTION 10.5      Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1      Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2      Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

                  (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                  (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States Federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States Federal income tax return, on a Form 1041 or such other form required by United States Federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3      Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4      Withholding.

                  The Trust and the Regular Trustees shall comply with all withholding requirements under United States Federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                        (i) the Regular Trustees (or, if there are more than two
              Regular Trustees a majority of the Regular Trustees);

                        (ii) if the amendment affects the rights, powers,
              duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                        (iii) if the amendment affects the rights, powers,
              duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

                  (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                        (i) unless, in the case of any proposed amendment, the
              Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                        (ii) unless, in the case of any proposed amendment which
              affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                             (A) an Officers' Certificate from each of the Trust
                   and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                             (B) an opinion of counsel (who may be counsel to
                   the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        (iii) to the extent the result of such amendment would
              be to:

                             (A) cause the Trust to fail to continue to be
                   classified for purposes of United States Federal income taxation as a grantor trust;

                             (B) reduce or otherwise adversely affect the powers
                   of the Property Trustee in contravention of the Trust Indenture Act; or

                             (C) cause the Trust to be deemed to be an
                   Investment Company required to be registered under the Investment Company Act;

                  (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                  (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

                  (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities and;

                  (f) the rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

                  (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                        (i) cure any ambiguity;

                        (ii) correct or supplement any provision in this
              Declaration that may be defective or inconsistent with any other provision of this Declaration;

                        (iii) add to the covenants, restrictions or obligations
              of the Sponsor; and

                        (iv) conform to any change in Rule 3a-5 or written
              change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2      Meetings of the Holders of Securities; Action by Written
                  Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                        (i) notice of any such meeting shall be given to all the
              Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate Liquidation Amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                        (ii) each Holder of a Security may authorize any Person
              to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                        (iii) each meeting of the Holders of the Securities
              shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                        (iv) unless the Business Trust Act, this Declaration,
              the terms of the Securities, the Trust

              Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

                  (d) At the Closing Date, the Property Trustee will have valid ownership interest in the Debentures for the benefit of the holders of the Securities in each case free from liens, encumbrances and defects.

                  (e) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

SECTION 13.2      Representations and Warranties of Delaware
                  Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

                  (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

                  (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                  (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).


                                   ARTICLE XIV
                                   [RESERVED]



                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.1      Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                           c/o International Paper Company
                           Two Manhattanville Road
                           Purchase, New York 10577
                           Attention:  John R. Jepsen

                  (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           The Bank of New York
                           101 Barclay Street
                           21st Floor - West
                           Attention:  Corporate Trust Trustee
                                        Administration

                  (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           International Paper Company
                           Two Manhattanville Road
                           Purchase, New York 10577
                           Attention:  Office of the Secretary

                  (d) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2      Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.3      Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States Federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4      Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5      Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6      Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7      Counterparts.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              Robert C. McPhillips,
                              as Regular Trustee


                             /s/ Robert C. McPhillips
                             --------------------------------------

                             Roger Becker,
                             as Regular Trustee


                             /s/ Roger Becker
                             --------------------------------------

                             Virginia A. Lane,
                             as Regular Trustee


                            /s/ Virginia A. Lane
                            --------------------------------------

                            THE BANK OF NEW YORK (DELAWARE),
                            as Delaware Trustee


                             By: /s/ Fred Clark
                                ----------------------------------
                             Name: Fred Clark
                             Title: Vice President


                             THE BANK OF NEW YORK,
                             as Property Trustee


                             By: /s/ Mary LaGumina
                                 --------------------------------
                             Name: Mary LaGumina
                             Title: Assistant Vice President


                             INTERNATIONAL PAPER COMPANY,
                             as Sponsor


                             By: /s/ E. William Boehmler
                                 --------------------------------
                             Name:  E. William Boehmler
                             Title: Vice President and Treasurer

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                                     ANNEX I

                               TERMS OF SECURITIES


                                       65

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                                   EXHIBIT A-1

                            FORM OF CAPITAL SECURITY

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY

                                    EXHIBIT B

                              SPECIMEN OF DEBENTURE

                                    EXHIBIT C

                             UNDERWRITING AGREEMENT

                                     ANNEX I

                                    TERMS OF
                           7 7/8% CAPITAL SECURITIES
                            7 7/8% COMMON SECURITIES

                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of September 24, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus Supplement referred to below):

1.         Designation and Number.

         (a) "Capital Securities." 28,000,000 Capital Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of Seven Hundred Million Dollars ($700,000,000), plus up to an additional 4,200,000 Capital Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of One Hundred and Five Million Dollars ($105,000,000) solely to cover over-allotments, as provided for in the Underwriting Agreement (the "Additional Capital Securities"), and a Liquidation Amount with respect to the assets of the Trust of $25 per Capital Security, are hereby designated for the purposes of identification only as "7 7/8% Capital Securities (Liquidation Amount $25 per Capital Security)" (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form attached hereto as Exhibit A-1, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Capital Securities are listed.

         (b) "Common Securities." 865,980 Common Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of Twenty One Million Six Hundred and Forty Nine Thousand Five Hundred Dollars ($21,649,500), plus up to an additional 129,897 Common

                  Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of Three Million Two Hundred Forty Seven Thousand Four Hundred and Twenty Five Dollars ($3,247,425) to meet the capital requirements of the Trust in the event of an issuance of Additional Capital Securities, and a Liquidation Amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "7 7/8% Common Securities (Liquidation Amount $25 per Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of 7 7/8% (the "Coupon Rate") of the stated Liquidation Amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period less than a full Distribution period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Distributions payable for each full Distribution period will be computed by dividing the Coupon Rate by four.

         (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: March 1, June 1, September 1, and December 1, of each year, commencing on December 1, 1998, except as otherwise described below. The
                  Debenture Issuer has the right under the Indenture (so long as no Event of Default (as defined in the Indenture) has occurred or is continuing) to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period") and, as a consequence of such deferral, quarterly Distributions on the Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period from the most recent date on which Distributions were paid, computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the Coupon Rate by four. The term "Distributions" shall include any such additional Distributions. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods; and provided, further, that no Extension Period may extend beyond the stated maturity of the Debentures (as such stated maturity may be shortened in accordance with the terms of the Indenture) or end on day other than an Interest Payment Date (as defined in the Indenture) for the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant payment dates, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of Capital Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading "Description of Capital Securities -- Book-Entry Procedures, Delivery and Form" in the Prospectus Supplement. The relevant record dates for the Common Securities shall be the same record dates as for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any

                  Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any additional Distributions or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution.

                  In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors of the trust an amount equal to the aggregate of the stated Liquidation Amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated Liquidation Amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9 hereof.

4.       Redemption and Distribution.

         (a) Upon the repayment or payment of the Debentures, if on or after September 24, 2003, in whole or in part, whether at maturity or upon earlier redemption as provided in the Debentures or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem a Like Amount (as defined below) of the Securities at a redemption price in cash equal to 100% of the aggregate Liquidation Amount of such Securities plus accumulated and unpaid Distributions thereon to the date of redemption (the "Redemption Date"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice prior to the date fixed for repayment or redemption.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

         (c) If, prior to September 24, 2003, a Tax Event shall occur and be continuing the Sponsor shall cause the Regular Trustees to liquidate the Trust and, after satisfaction of creditors of the Trust, cause Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that such liquidation and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States Federal income tax purposes as a result of such liquidation and distribution of Debentures, and (ii) the Sponsor being unable to avoid such Tax Event within such 90 Day Period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the

                  Holders of the Securities and will involve no material cost ("Ministerial Action").

                                    If (i) the Debenture Issuer has received an
                  opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States Federal income tax purposes, even after the Debentures were distributed to the Holders of Securities upon liquidation of the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Debenture Issuer shall have the right, if prior to September 24, 2003, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, at a redemption price equal to the accrued and unpaid interest on the Debentures so redeemed to the Redemption Date, plus 100% of the principal amount thereof, and the proceeds of such redemption shall be applied by the Property Trustee to redeem a Like Amount of the Securities equal to 100% of the aggregate Liquidation Amount of such Securities plus accumulated and unpaid Distributions thereon to the Redemption Date; provided, however, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

                                    "Tax Event" means the receipt by the Trust
                  of an opinion of counsel experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Capital Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the delivery of such opinion of counsel, subject to United States

                  Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Sponsor on the Debentures is not, or within 90 days of the delivery of such opinion of counsel will not be, deductible by the Sponsor, in whole or in part, for United States Federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the delivery of such opinion of counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                                    "Like Amount" means (a) with respect to a
                  redemption of Securities, Securities having a Liquidation Amount equal to that portion of the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated pro rata to the Common Securities and to the Capital Securities based upon the relative Liquidation Amounts of such classes and (b) with respect to a distribution of Debentures to Holders of Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

                                    If an event described in clause (i) or (ii)
                  of the definition of Tax Event has occurred and is continuing and the Trust is the holder of all the Debentures pursuant to the Indenture, the Sponsor will pay any additional taxes, duties and other governmental charges (other than United States withholding taxes) to which the Trust has become subject as a result of a Tax Event ("Additional Sums").

                                    If, prior to September 24, 2003, an
                  Investment Company Event (as hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Regular Trustees to liquidate the Trust and cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event in the same manner as set forth in clause (ii) of the second paragraph of the Section 4(c).

                                    "Investment Company Event" means the receipt
                  by the Trust of an opinion of counsel to the Sponsor experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Capital Securities.

                                    After the date fixed for any distribution of
                  Debentures: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Clearing Agency or its nominee), as record Holder of Capital Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Capital Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated Liquidation Amount of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (d) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (e)      "Redemption or Distribution Procedures."

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to

                           Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust.
                           No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Depositary (or any successor Clearing Agency) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Capital Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor Clearing Agency) funds sufficient to pay the amount payable on redemption with respect to such Capital Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Capital Securities, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Capital Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

5.       [RESERVED].

6.       Voting Rights - Capital Securities.

         (a) Except as provided under paragraph 7, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

                  Subject to the requirements set forth in this paragraph, the Holders of a Majority in Liquidation Amount of the Capital Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in Liquidation Amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Capital Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

                  Notwithstanding the foregoing, in the event the Debenture Issuer shall fail to make any payment on the Debentures when due, Holders of the Capital Securities shall have the right to institute a direct action against the Debenture Issuer for payment of such amounts. The Property Trustee shall notify all holders of Capital Securities of any notice of default received from the Debenture Trustee with respect to the

                  Debentures. Such notice shall state that such Event of Default also constitutes a Declaration Event of Default. Other than with respect to directing the time, method and place of conducting a proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under clause (i), (ii) or (iii) above unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust or partnership for United States Federal income tax purposes.

                  In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Property Trustee shall request the direction of the holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that, where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the holders of at least the same proportion in aggregate Liquidation Amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the holders of the Securities unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States Federal income tax the will not be classified as other than a grantor trust or a partnership.

                  A waiver of an Event of Default under the Indenture will constitute a waiver of the corresponding Declaration Event of Default.

                  Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Capital Securities. Each such notice will include a statement setting forth the following information:
                  (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned at such time by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.       Voting Rights - Common Securities.

         (a) Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee.

         (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Common
                  Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property
                  Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy waivable to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in Liquidation Amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust or a partnership for United States Federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

                  Notwithstanding the foregoing, in the event the Debenture Issuer shall fail to make any payment on the Debentures when due, Holders of the Common Securities shall have the right to institute a direct action against the Debenture Issuer for payment of such amounts. Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in Liquidation Amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in Liquidation Amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation
                  Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated Liquidation Amount of the Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust or partnership on account of such action.

9.       Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Capital Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Capital Securities, the full amount of such amount in respect of all outstanding Capital Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of Capital Securities then due and payable.

10.      Ranking.

                  The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

11.      Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.      No Preemptive Rights.

                  The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.      Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                            FORM OF CAPITAL SECURITY

                           [FORM OF FACE OF SECURITY]

                  [Include if Capital Security is in global form and the Depository Trust Company is the U. S. Depositary -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Include if Capital Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

Certificate Number                                  Number of Capital Securities

                                                    CUSIP NO. 460140205


                               Capital Securities

                                       of

                      International Paper Capital Trust III

                           7 7/8% Capital Securities

                  (Liquidation Amount $25 per Capital Security)

                  International Paper Capital Trust III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that

                                      A1-1

(the "Holder") is the registered owner of Capital securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7 7/8% Capital Securities (Liquidation Amount $25 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of September __, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Capital Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

                                      A1-2

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Capital Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this [ ] day of [ ] [ ], 1998.

                                    International Paper Capital Trust III

                                    By:
                                       -----------------------------------------
                                    Name:  Robert C. McPhillips
                                    Title: Regular Trustee





                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated: [       ] [  ], [    ]

                                                     THE BANK OF NEW YORK
                                                       as Property Trustee

                                                     By:
                                                         -----------------------
                                                           Authorized Signatory

                                      A1-3

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Capital Security will be fixed at a rate per annum of 7 7/8% (the "Coupon Rate") of the stated Liquidation Amount of $25 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period less than a full Distribution period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Distributions payable for each full Distribution period will be computed by dividing the Coupon Rate by four.

                  Except as otherwise described below, distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 1, June 1, September 1, and December 1 of each year, commencing on December 1, 1998, to Holders of record on the close of business on the 15th calendar day (whether or not a Business Day) prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period") and, as a consequence of such deferral, quarterly Distributions on the Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period from the most recent date on which Distributions were paid, computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the rate Coupon Rate by four. The term "Distributions" shall include any such additional Distributions. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods; and provided, further, that no Extension Period may extend beyond the stated maturity of the Debentures (as such stated maturity may be shortened in accordance with the terms of the Indenture) or end on day other

                                      A1-4
than an Interest Payment Date (as defined in the Indenture) for the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Capital Securities shall be redeemable as provided in the Declaration.

                                      A1-5

                              ---------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------

Signature:
           ------------------
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:*
                     -----------------------------------------------------------


--------------
* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A1-6

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY

                           [FORM OF FACE OF SECURITY]

         [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

         [OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF INTERNATIONAL PAPER COMPANY.]

Certificate Number                                   Number of Common Securities

                                Common Securities

                                       of

                      International Paper Capital Trust III

                           ____7 7/8% Common Securities
                  (Liquidation Amount $25 per Common Security)

                  International Paper Capital Trust III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that

--------------------------------------------------------------------------------
(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7 7/8% Common Securities (Liquidation Amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of September 24, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms

                                      A2-1
used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat for United States Federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                      A2-2

                  IN WITNESS WHEREOF, the Trust has executed this certificate this [ ] day of [ ] [ ], [ ].

                                    International Paper Capital Trust III

                                    By:
                                        -----------------------------------
                                    Name:  Robert C. McPhillips
                                    Title: Regular Trustee

                                      A2-3

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of 7 7/8% (the "Coupon Rate") of the stated Liquidation Amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period less than a full Distribution period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Distributions payable for each full Distribution period will be computed by dividing the Coupon Rate by four.

                  Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 1, June 1, September 1, and December 1 of each year, commencing on December 1, 1998, to Holders of record on the close of business on the 15th calendar day (whether or not a Business Day) prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period") and, as a consequence of such deferral, quarterly Distributions on the Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period from the most recent date on which Distributions were paid, computed on the basis of a 360-day year of twelve 30-da months and the actual days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the rate Coupon Rate by four. The term "Distributions" shall include any such additional Distributions. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods; and provided, further, that no Extension Period may extend beyond the stated maturity of the Debentures (as such stated maturity may be shortened in accordance with the terms of the Indenture) or end on a day other

                                      A2-4
than an Interest Payment Date (as defined in the Indenture) for the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Common Securities shall be redeemable as provided in the Declaration.

                                      A2-5

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints
                         ----------------------------------------
______________________________________________ agent to transfer this Common
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------

Signature:
           ------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee**:
                       ---------------------------------------------------------


--------------
** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A2-6